FIRST AMENDMENT TO REAL ESTATE SALE AGREEMENT

THIS FIRST AMENDMENT TO REAL ESTATE SALE AGREEMENT (the “Amendment”) is made as of this 12th day of October, 2012, between MCW-RC III MURRAY LANDING, LLC, a Delaware limited liability company (“Murray Landing”), MCW-RC III KLEINWOOD CENTER, L.P., a Texas limited partnership (“Kleinwood”), MCW-RC III VINEYARD SHOPPING CENTER, LLC, a Delaware limited liability company (“Vineyard”), REGENCY REALTY GROUP, INC., a Florida corporation (“Regency”) (collectively referred to herein as “Seller”), and THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (referred to herein as “Buyer”).

RECITALS:

A.                Buyer, Murray Landing, Kleinwood, and Vineyard previously executed that certain Real Estate Sale Agreement dated October 4, 2012 (the “Agreement”), for the purchase and sale of certain improved property more particularly described in the Agreement.

B.                 Murray Landing, Kleinwood, and Vineyard are the owners of the Real Property as defined in the Agreement.

C.                 During the due diligence review of the Property, it was determined that an outparcel more particularly described in Exhibit “A”, which is owned by Regency, was unintentionally left out of the legal description of the Real Property (the “Regency Outparcel”).

D.                Buyer and Seller wish to amend the Agreement so that the Regency Outparcel is included in the legal description of the Real Property.

E.                 Buyer and Seller have reached an agreement to amend the terms of the Agreement as hereinafter set forth.

F.                  Except as otherwise expressly provided for herein, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt of which is hereby acknowledged, Buyer and Seller acknowledge and agree as follows:

1.                  The Agreement is hereby amended so that the term “Real Property”, as defined in the Agreement, shall include the Regency Outparcel.

2.                  The Agreement is hereby amended so that the term “Seller”, as defined in the Agreement, shall mean Murray Landing, Kleinwood, Vineyard and Regency, respectively, solely with respect to the portion of the Real Property to which such Seller holds fee simple title.

3.                  Each of the Seller’s covenants, warranties and representations set forth in the Agreement shall be deemed made by Murray Landing, Kleinwood, Vineyard, and Regency, respectively, solely with respect to the portion of the Overall Property to which such Seller holds fee simple title.

4.                  Regency joins in the execution of this Agreement in order to evidence its ratification of the Agreement as “Seller”, and Regency agrees to be bound by the Seller obligations under the Agreement as contemplated herein.

5.                  The remaining terms and conditions of the Agreement remain in full force and effect.

6.                  This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which will constitute one and the same Agreement.

7.                  The parties hereby agree that an executed facsimile or pdf copy of this Agreement may be transmitted to either party and be deemed an original for purposes hereof.

SIGNATURES BEGIN ON FOLLOWING PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

“MURRAY LANDING”

MCW-RC III MURRAY LANDING, LLC, a Delaware limited liability company

By:  Macquarie CountryWide-Regency III, LLC, a

       Delaware limited liability company

Its:  Sole Member

       By:  Macquarie-Regency Management, LLC, a

       Delaware limited liability company

       Its:  Managing Member

              By:  Regency Centers, L.P., a Delaware

              limited partnership

              Its:  Managing Member

                     By:  Regency Centers Corporation, a

                     Florida corporation

                     Its:   General Partner

             By:  /s/ Barry Argalas__________________
             Name:  Barry Argalas
             Its:        Senior Vice President

“KLEINWOOD”

MCW-RC III KLEINWOOD CENTER, L.P., a Texas limited partnership

By:  MCW-RC III Kleinwood GP, LLC, a  Delaware limited liability company

Its:   General Partner

        By:  Macquarie CountryWide-Regency III,

               LLC, a Delaware limited liability

               company

        Its:  Sole Member

               By:  Macquarie-Regency Management,

                      LLC, a Delaware limited liability

                      company

               Its:  Managing Member

                      By:  Regency Centers, L.P., a

                             Delaware limited partnership

                      Its:   Managing Member

                              By:  Regency Centers Corporation,

                                      a Florida corporation

                              Its:  General Partner

                      By: /s/ Barry Argalas

                      Name:  Barry Argalas
                      Its:        Senior Vice President

“VINEYARD”

MCW-RC III VINEYARD SHOPPING CENTER, LLC., a Delaware limited liability company

By:  Macquarie CountryWide-Regency III, LLC, a

       Delaware limited liability company

Its:  Member

       By:  Macquarie-Regency Management, LLC, a

              Delaware limited liability company

        Its:  Managing Member

              By:  Regency Centers, L.P., a Delaware

                      limited partnership

              Its:   Managing Member

                     By:  Regency Centers Corporation,

                            a Florida corporation

                     Its:  General Partner

                     By:  /s/ Barry Argalas
                     Name: Barry Argalas
                     Its:       Senior Vice President

“REGENCY

REGENCY REALTY GROUP, INC., a Florida corporation

By:__/s/ Barry Argalas__________________

Name: Barry Argalas

Its:       Senior Vice President

“BUYER”

THE PHILLIPS EDISON GROUP LLC,

an Ohio limited liability company

By:     Phillips Edison Limited Partnership,

           a Delaware limited partnership,

Its:       Managing Member

      By:          Phillips Edison & Company, Inc.,

                      a Maryland corporation,

            Its:      General Partner

                  By:        /s/ Robert F. Myers

                     Name:________________

                     Its:___________________

Exhibit “A”

Regency Outparcel as shown on the attached Exhibit “B”

Tax Parcel #:001800-01-051